FIRST AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT (this “Amendment,” and together with the Original Agreement (as defined below), the “Agreement”) is entered into as of May 10, 2018, by and between Encore Capital Group, Inc., a Delaware corporation (“Parent”), and Ken Stannard, in his capacity as the Seller Representative (the “Seller Representative”), in accordance with Section 5.3 of the Original Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed them in the Original Agreement.
RECITALS
WHEREAS, Parent, the Seller Representative, Janus Holdings Luxembourg S.à r.l., Cabot Holdings S.à r.l., and each of the other signatories thereto, entered into that certain Securities Purchase Agreement, dated May 7, 2018 (the “Original Agreement”); and
WHEREAS, the parties hereto desire to amend the Original Agreement pursuant to Section 5.3 thereof as set forth below.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendment the definition of Pricing Period. To correct a scrivener’s error in the definition of the term “Pricing Period,” the definition of the term “Pricing Period” is hereby amended by deleting the date “April 26, 2018” and replacing such deleted date with “April 25, 2018”.

Section 2. Miscellaneous.
2.1    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, as such laws are applied to contracts entered into and performed in such State, without reference to principles of conflicts of laws.
2.2    Counterparts; Electronic Signatures. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The parties agree that this Agreement shall be legally binding upon the electronic transmission, including by email, by each party of a signed signature page to this Agreement to the other party.
2.3    The Original Agreement. Except as specifically amended hereby, the Original Agreement shall continue in full force and effect in accordance with the provisions thereof in existence on the date hereof. Unless the context otherwise requires, after the date hereof, any reference to the Original Agreement shall mean the Original Agreement as amended hereby.
[Signature Page Follows]

US-DOCS\101242133.1

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto as of the date first above written.
ENCORE CAPITAL GROUP, INC.
By: /s/ Gregory Call
Name: Gregory Call
Title: Executive Vice President

[Signature page to First Amendment to the Securities Purchase Agreement]

SELLER REPRESENTATIVE:

By: /s/ Ken Stannard
Name: Ken Stannard, in his capacity as Seller Representative

[Signature page to First Amendment to the Securities Purchase Agreement]